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                                                               EXHIBIT (5)(d)

                               FORM OF APPLICATION

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[LOGO TRANSAMERICA]                                                                                              LANDMARK
                                                                                             VARIABLE ANNUITY APPLICATION

                                     Mail the application and a check to:    Transamerica Life Insurance Company
                                                                             Attn: Variable Annuity Dept.
                                     Service Office:                         P.O. Box 3183, Cedar Rapids, IA 52406-3183
                                     Overnight Mailing Address:              4333 Edgewood Rd. NE, Cedar Rapids, IA 52499

------------------------------------                           --------------------------------
1. TYPE OF ANNUITY (SOURCE OF FUNDS)                           4. BENEFICIARY(IES) DESIGNATION
------------------------------------                           --------------------------------
Initial purchase payment $ ___________________                 Name       Relationship            o Primary
o   Non qualified
    o   New Money o 1035 Exchange                              _________________________________% o Contingent
o   Qualified
    o   New Money o Rollover o Transfer                        Name       Relationship            o Primary
    Qualified Type:
    o   IRA o Roth IRA o SEP/IRA o 403(b)                      _________________________________% o Contingent
    o   Keogh o Roth Conversion o Other ______
    IRA/SEP/ROTH IRA                                           Name       Relationship            o Primary
    $ _________ Contribution for tax year ____
    $ _________ Trustee to Trustee Transfer                    _________________________________% o Contingent
    $ _________ Rollover from
    o IRA o 403(b) o Pension o Other _______                   Name       Relationship            o Primary
    ROTH IRA Rollover
      ____________ Date first established or date of           _________________________________% o Contingent
                   conversion
    $ ____________ Portion previously taxed                    Name       Relationship            o Primary

                                                               _________________________________% o Contingent

-------------------------------                                ----------------------------
2(a). PRIMARY OWNER INFORMATION                                5. GUARANTEED DEATH BENEFITS
-------------------------------                                ----------------------------
If no Annuitant is specified in #3, the
Owner will be the Annuitant. If a Trust                        If no option is specified, the Return of Premium Death Benefit
is named as Owner or Beneficiary,                              will apply. Your selection cannot be changed after the
additional paperwork will be required.                         policy has been issued.

First Name:_____________________________________
Last Name: _____________________________________               o Return of Premium Death Benefit, available for issue through
Address:   _____________________________________                 age 90.
City, State:____________________________________                 Daily M&E Risk Fee and Administrative Charge is 1.30% annually.
Zip: ________-_________ Telephone:______________               o Annual Step-Up Death Benefit, available for issue through age
Email Address (optional):_______________________                 75. Daily M&E Risk Fee and Administrative Charge is 1.5% annually.
Date of Birth: ________________ Sex: o Female  o Male          o Double Enhanced Death Benefit, available for issue through age 70.
SSN/TIN: ______________________ Citizenship: o U.S. o Other      Daily M&E Risk Fee and Administrative Charge is 1.80% annually.


---------------------------------------                        -----------------------------
2(b). JOINT OWNER INFORMATION (Optional)                        6. OTHER AVAILABLE RIDERS
----------------------------------------                       -----------------------------
First Name:_____________________________________               If no selection is made, the benefit will not apply.
Last Name: _____________________________________
Address:   _____________________________________               Additional Death Distribution (earnings enhancement):
City, State:____________________________________
Zip: ________-_________ Telephone:______________               o Yes (Available at an additional cost, see prospectus)
Email Address (optional):_______________________               o No
Date of Birth: ________________ Sex: o Female  o Male
SSN/TIN: ______________________ Citizenship: o U.S. o Other    Liquidity Rider:

-------------                                                  o Yes (Available at an additional cost, see prospectus)
3. ANNUITANT                                                   o No
-------------
Complete only if different from Primary Owner.                 -----------------------------------
                                                               7. TELEPHONE TRANSFER AUTHORIZATION
First Name:_____________________________________               -----------------------------------
Last Name: _____________________________________
Address:   _____________________________________               Please complete this section to authorize you and/or your Registered
City, State:____________________________________               Representative to make transfer requests via our recorded telephone
Zip: ________-_________ Telephone:______________               line or internet. (check one selection only):
Email Address (optional):_______________________               o Owner(s) only, or   o Owner(s) and Owner's Registered
Date of Birth: ________________ Sex: o Female  o Male                                  Representative
SSN: ______________________ Citizenship: o U.S. o Other




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VA-APP 05/03

























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-----------------------------------------------------------------------------------------------------------------------
8. PORTFOLIO INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------------------------------

o Lump Sum                                                        o Combined: Lump Sum and DCA Program (must total 100%)
  I elect to allocate 100% of my contributions                      I elect to allocate as follows:
  according to percentage listed in Section 10                      _______________% as a lump-sum contributions according to
  "Lump Sum Allocation Section".                                    percentages listed in Section 10 "Lump Sum Allocation
o Dollar Cost Averaging (DCA) Program                               Section".
  I elect to allocate 100% of my contributions                      _______________% in the DCA Account and transferred
  according to percentage listed in Section 11                      according to percentages listed in Section 11 "DCA
  DCA "Transfer Allocation Section".                                Transfer Allocation Section".

------------------------------------------------------------------------------------------------------------------------
9. DCA TRANSFER STRATEGY
-------------------------------------------------------------------------------------------------------------------------

DCA Strategy (There is a $500 minimum transfer amount
for the DCA program.)
Transfer from: (Select 1 of the following)
o 1. DCA Fixed Account*:                                          o 2. Money Market Account:
  o 6 Mo. o 12 Mo. o 18 Mo. o 24 Mo.                                   o 6 Mo. o 12 Mo. o 18 Mo. o 24 Mo.
  o Other: _____________________________                               o Other: ______________________________
           (Specify period and frequency)                                       (Specify period and frequency)

Complete Section 11 for DCA transfer allocation.                  o 3. Transamerica US Government Securities
* Washington and Massachusetts residents, DCA                          o 6 Mo. o 12 Mo. o 18 Mo. o 24 Mo.
cannot exceed twelve months or four quarters.                          o Other: ______________________________
                                                                                (Specify period and frequency)



-----------------------
10. LUMP SUM ALLOCATION
-----------------------

Fixed Accounts:
_________ .0% 1 Year Fixed Guarantee Period Option*
_________ .0% 3 Year Fixed Guarantee Period Option*
_________ .0% 5 Year Fixed Guarantee Period Option*
_________ .0% 7 Year Fixed Guarantee Period Option*
Subaccounts:
_________ .0% Asset Allocation - Conservative Portfolio - Service Class
_________ .0% Asset Allocation - Growth Portfolio - Service Class
_________ .0% Asset Allocation - Moderate Portfolio - Service Class
_________ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
_________ .0% AIM V.I. Basic Value Fund - Series II
_________ .0% AIM V.I. Capital Appreciation Fund - Series II
_________ .0% Alger Aggressive Growth - Service Class
_________ .0% Alliance Growth & Income Portfolio - Class B
_________ .0% Alliance Premier Growth Portfolio - Class B
_________ .0% American Century Income & Growth - Service Class
_________ .0% American Century International - Service Class
_________ .0% BlackRock Global Science & Technology Opportunities - Service Class
_________ .0% BlackRock Mid Cap Growth - Service Class
_________ .0% Capital Guardian Global - Service Class
_________ .0% Capital Guardian U.S. Equity - Service Class
_________ .0% Capital Guardian Value - Service Class
_________ .0% Clarion Real Estate Securities - Service Class
_________ .0% Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
_________ .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2
_________ .0% Fidelity - VIP Growth Portfolio - Service Class 2
_________ .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2
_________ .0% Fidelity - VIP Value Strategies Portfolio -Service Class 2
_________ .0% Great Companies - America\SM\ - Service Class
_________ .0% Great Companies - Global\2\ - Service Class
_________ .0% Great Companies - Technology\SM\ - Service Class
_________ .0% Janus Aspen - Mid Cap Growth Portfolio - Service Shares
_________ .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares
_________ .0% Janus Balanced (A/T) - Service Class
_________ .0% Janus Growth (A/T) - Service Class
_________ .0% Jennison Growth - Service Class
_________ .0% J.P. Morgan Enhanced Index - Service Class
_________ .0% MFS High Yield - Service Class
_________ .0% MFS New Discovery Series - Service Class
_________ .0% MFS Total Return Series - Service Class
_________ .0% PBHG/NWQ Value Select - Service Class
_________ .0% PBHG Mid Cap Growth - Service Class
_________ .0% PIMCO Total Return - Service Class
_________ .0% Salomon All Cap - Service Class
_________ .0% Transamerica Convertible Securities - Service Class
_________ .0% Transamerica Equity - Service Class
_________ .0% Transamerica Growth Opportunities - Service Class
_________ .0% Transamerica Money Market - Service Class
_________ .0% Transamerica U.S. Government Securities - Service Class
_________ .0% T. Rowe Price Equity Income - Service Class
_________ .0% T. Rowe Price Growth Stock - Service Class
_________ .0% T. Rowe Price Small Cap - Service Class
_________ .0% Van Kampen Active International Allocation - Service Class
_________ .0% Van Kampen Asset Allocation - Service Class
_________ .0% Van Kampen Emerging Growth - Service Class

----------------------------
11. DCA TRANSFER ALLOCATION
---------------------------
Transfer To:
_________ .0% Asset Allocation - Conservative Portfolio - Service Class
_________ .0% Asset Allocation - Growth Portfolio - Service Class
_________ .0% Asset Allocation - Moderate Portfolio - Service Class
_________ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
_________ .0% AIM V.I. Basic Value Fund - Series II
_________ .0% AIM V.I. Capital Appreciation Fund - Series II
_________ .0% Alger Aggressive Growth - Service Class
_________ .0% Alliance Growth & Income Portfolio - Class B
_________ .0% Alliance Premier Growth Portfolio - Class B
_________ .0% American Century Income & Growth - Service Class
_________ .0% American Century International - Service Class
_________ .0% BlackRock Global Science & Technology Opportunities - Service Class
_________ .0% BlackRock Mid Cap Growth - Service Class
_________ .0% Capital Guardian Global - Service Class
_________ .0% Capital Guardian U.S. Equity - Service Class
_________ .0% Capital Guardian Value - Service Class
_________ .0% Clarion Real Estate Securities - Service Class
_________ .0% Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
_________ .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2
_________ .0% Fidelity - VIP Growth Portfolio - Service Class 2
_________ .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2
_________ .0% Fidelity - VIP Value Strategies Portfolio -Service Class 2
_________ .0% Great Companies - America\SM\ - Service Class
_________ .0% Great Companies - Global\2\ - Service Class
_________ .0% Great Companies - Technology\SM\ - Service Class
_________ .0% Janus Aspen - Mid Cap Growth Portfolio - Service Shares
_________ .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares
_________ .0% Janus Balanced (A/T) - Service Class
_________ .0% Janus Growth (A/T) - Service Class
_________ .0% Jennison Growth - Service Class
_________ .0% J.P. Morgan Enhanced Index - Service Class
_________ .0% MFS High Yield - Service Class
_________ .0% MFS New Discovery Series - Service Class
_________ .0% MFS Total Return Series - Service Class
_________ .0% PBHG/NWQ Value Select - Service Class
_________ .0% PBHG Mid Cap Growth - Service Class
_________ .0% PIMCO Total Return - Service Class
_________ .0% Salomon All Cap - Service Class
_________ .0% Transamerica Convertible Securities - Service Class
_________ .0% Transamerica Equity - Service Class
_________ .0% Transamerica Growth Opportunities - Service Class
_________ .0% Transamerica Money Market - Service Class
_________ .0% Transamerica U.S. Government Securities - Service Class
_________ .0% T. Rowe Price Equity Income - Service Class
_________ .0% T. Rowe Price Growth Stock - Service Class
_________ .0% T. Rowe Price Small Cap - Service Class
_________ .0% Van Kampen Active International Allocation - Service Class
_________ .0% Van Kampen Asset Allocation - Service Class
_________ .0% Van Kampen Emerging Growth - Service Class


*The following states only allow the 1 year Guaranteed Period Option:
CT, FL, NJ, PA, VT, VA, WA
No Guaranteed Period Options are allowed in: MA and OR



VA-APP 05/03

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-----------------------                                ----------------------
12. ASSET REBALANCING                                  14. AGENT INFORMATION
-----------------------                                ----------------------

I elect to rebalance the variable                      Do you have any reason to believe the annuity
subaccounts according to my lump                       applied for will replace or change any existing
sum allocation using the frequency                     annuity or life insurance?
indicated below.
                                                       o No     o Yes
Does not include Fixed Accounts and
not available with DCA.                                I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY
                                                       COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR
If you would like to rebalance to a                    HIS/HER NEEDS.
mix other than the indicated
Allocation of Purchase Payments,                       # 1: Registered Rep/Licensed Agent
please complete the Optional
Programs Form.                                         Print First Name:___________________________

                                                       Last Name:__________________________________
o Monthly  o Quarterly   o Semi-Annually
o Annually                                             Signature:X_________________________________

                                                       Rep Phone #:________________________________
--------------------------------------------
13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE           Email Address (Optional):___________________
--------------------------------------------
o Check here if you want to be sent a copy of          SSN/TIN:____________________________________
  "Statement of Additional Information."
                                                       Florida Agent License # (FL only):__________
Will this annuity replace or change any existing
annuity or life insurance?  o No   o Yes (If yes,     #2: Registered Rep/Licensed Agent
                                      complete the
                                      following)       Print First Name:___________________________
Company:___________________________
Policy No.:________________________                    Last Name:__________________________________

                                                       Signature:X_________________________________
o Unless I have notified the Company of a
  community or marital property interest in            Rep Phone #:________________________________
  this contract, the Company will rely on good
  faith belief that no such interest exists and        Email Address (Optional):___________________
  will assume no responsibility for inquiry.
                                                       SSN/TIN:____________________________________
o To the best of my knowledge and belief, my
  statements and answers to the questions on           Florida Agent License # (FL only):__________
  this application are correct and true.
                                                       Firm Name:__________________________________
o I am in receipt of a current prospectus for
  this variable annuity.                               Firm Address:_______________________________

o This application is subject to acceptance by         For Registered Representative Use Only-Contact
  Transamerica Life Insurance Company. If this         your home office for program information.
  application is rejected for any reason,
  Transamerica Life Insurance Company will be          o Double Enhanced Death Benefit (only option for benefit)
  liable only for return of purchase payment           o Option A o Option B o Option C
  paid.                                                (Once selected, program cannot be changed)

o Florida Residents-Any person who knowingly           ------------------------
  and with intent to injure, defraud, or deceive       REPLACEMENT INFORMATION
  any insurer files a statement of claim or an         -----------------------
  application containing any false, incomplete,
  or misleading information is guilty of a             For applicants in Colorado, Hawaii, Iowa, Louisiana,
  felony of the third degree.                              Maryland, Mississippi, Montana, New Hampshire,
                                                                   North Carolina, Vermont
o Account values when allocated to any of the
  subaccounts in Section 10 are not guaranteed         Applicant:
  as to fixed dollar amount.
                                                       Do you have any existing policies or contracts?  o No  o Yes
o For residents in all states except CT, MN,           (If Yes, you must complete and submit with the application the
  PA, VT, VA, WA When funds are allocated to           "Important Notice Replacement of Life Insurance or Annuities.")
  the Fixed Accounts in Section 10, policy
  values may increase or decrease in accordance        Agent:
  with an Excess Interest Adjustment prior to
  the end of the Guaranteed Period.                    Did the agent/registered representative present and leave the applicant insurer-approved sales material? o No o Yes
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE
AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:____________________________________
          City          State           Date

Owner(s) Signature: X_________________________

Joint Owner(s) Signature: X___________________

Annuitant Signature: (if not Owner) X_________
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VA-APP 05/03

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-----------------------                                     -----------------------------
For Applicants in AZ                                        For Applicants in KY, OH, OK
-----------------------                                     -----------------------------
Upon your written request, the Company is                   Any person who knowingly and with intent to
required to provide, within a reasonable                    defraud any insurance company or other person
time, reasonable factual information                        files an application for insurance or
concerning the benefits and provisions of the               statement of claim containing any materially
contract to you. If for some reason you are                 false information or conceals for the purpose
not satisfied with the contract, you may                    of misleading, information concerning any
return it within twenty days after it is                    fact material thereto commits a fraudulent
delivered and receive a refund equal to the                 insurance act, which is a crime.
premiums paid, including any policy or
contract fees or other charges, less the
amounts allocated to any separate accounts                   ----------------------
under the policy or contract, plus the value                 For Applicants in LA
of any separate accounts under the policy or                 -----------------------
contract on the date the returned policy is
received by the insurer.                                     Any person who knowingly presents a false or
                                                             fraudulent claim for payment of a loss or
Annuity Commencement                                         benefit or knowingly presents false
Date:_____________________Recommended                        information in an application for insurance
annuitant age 70 1/2 for qualified.                          is guilty of a crime and may be subject to
                                                             fines and confinement in prison.

-----------------------------                                --------------------
For Applicants in AR, NM, PA                                 For Applicants in ME
-----------------------------                                --------------------

Any person who knowingly and with intent to                  Any person who, with the intent to defraud or
defraud any insurance company or other person                knowing that he is facilitating a fraud
files an application for insurance or                        against an insurer, submits an application or
statement of claim containing any materially                 files a claim containing a false or deceptive
false information or conceals for the purpose                statement may have violated state law.
of misleading, information concerning any
fact material thereto commits a fraudulent                   --------------------
insurance act, which is a crime and subjects                 For Applicants in NJ
a person to criminal and civil penalties.                    --------------------

--------------------                                         Any person who includes any false or misleading
For Applicants in CO                                         information on an application for an insurance
--------------------                                         policy is subject to criminal and civil penalties.

It is unlawful to knowingly provide false,                   ---------------------
incomplete, or misleading facts or                           For Applicants in VA
information to an insurance company for the                  ---------------------
purpose of defrauding or attempting to
defraud the company. Penalties may include                   Any person who, which the intent to defraud or knowing
imprisonment, fines, and denial of insurance,                that he is facilitating a fraud against an insurer, submits
and civil damages. Any insurance company or                  an application or files a claim containing a false or deceptive
agent or an insurance company who knowingly                  statement may have violated state law. This plan is intended to
provides false, incomplete, or misleading                    qualify under the Internal Revenue Code for tax favored status.
facts or information to the policyholder or                  Language contained in this policy referring to Federal tax statutes
claimant for the purpose of defrauding or                    or rules is informational and instructional and this language is not
attempting to defraud the policyholder or                    subject to approval for delivery. Your qualifying status is the
claimant with regard to a settlement or award                controlling factor as to whether your funds will receive tax favored
payable from insurance proceeds shall be                     treatment rather than the insurance contract. Please ask your tax
reported to the Colorado Division of                         advisor if you have any questions as to whether or not you qualify.
Insurance within the Department of Regulatory
Agencies.

-------------------------
For Applicants in DC, TN
-------------------------

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person.
Penalties include imprisonment and/or fines.
In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
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VA-APP 05/03